Capital Management	12 Months Ended
Jun. 30, 2019
Disclosure of capital management [abstract]
Capital Management

7.	Capital Management

The Company's objectives when managing capital are to safeguard the Company's ability to continue as a going concern in order to pursue new business development and to maintain a flexible capital structure for its projects for the benefits of its stakeholders. The Company's principal source of funds is from the issuance of common shares.

In the management of capital, the Company includes the components of deficiency.

The Company manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Company may attempt to issue new shares, enter into joint venture arrangements, acquire or dispose of assets, or adjust the amount of cash and short-term investments.

The Company's investment policy is to invest any excess cash in highly liquid short-term interest-bearing investments selected with regard to the expected timing of expenditures from continuing operations.

The Company is not subject to any externally imposed capital requirements and there was no change in the Company's capital management during the year ended 30 June 2019.